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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                                  AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





I, Daniel Hunter, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on 10-QSB of Forge, Inc. for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material aspects the financial condition and results of operation of Forge, Inc.






          By:


                         /s/ Daniel  Hunter
                         ________________________
          Name:          Daniel  Hunter
          Title:         Chief  Executive  Officer  and  Chief
                         Financial  Officer

          Date:          May  16,  2003